n re: DELTA MILLS, INC., et al., Debtors. IN THE UNITED STATES BANKRUPTCY Y COURT FOR THE DISTRICT OF DELAWARE Chapter 11 Case No. 06-11144 (CSS) Jointly Administered RE: DJ. 446, 626 ORDER APPROVING PROPOSED DISCLOSURE STATEMENT REGARDING FIRST AMENDED .JOINT PLAN OF LIQUIDATION PROPOSED BY DELTA MILLS, INC., DELTA WOODSTDE INDUSTRIES, INC., AND DELTA MILLS MARKETING, INC. Upon the request of Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc., debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"), for entry of an order approving the proposed Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. (as amended, modified or supplemented, and with all exhibits and attachments thereto, the "Disclosure Statement"), with respect to the First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. (as amended, modified and supplemented, and with all exhibits and attachments thereto, the "Plan"); and it appearing that good and sufficient notice of the deadline for filing objections to and the hearing to consider approval of the Disclosure Statement has been given and that no other or further notice is necessary; and it appearing that GMAC Commercial Finance, LLC ("GMAC") filed an objection to the Disclosure Statement on or about June 1, 2007 (D.l. 514) (the "GMAC Objection"); and it further appearing that the Debtors and GMAC have agreed to resolve the CiMAC Objection as set forth herein and as set forth in the Disclosure Statement; and the Court having reviewed and considered all timely filed objections to the Disclosure Statement; and the hearing to consider approval of the Disclosure Statement having been held on July 18, 2007 (the

"Disclosure Statement Hearing"); and upon the record of the Disclosure Statement Hearirxg and these chapter 11 cases; and after due deliberation thereon; and good cause appearing therefor; it is hereby FOUND, DETERMINED, ORDERED, ADJUDGED AND DECREED THAT: Except as set forth herein with respect to the GMAC Objection, any and all objections to the approval of the Disclosure Statement, to the extent not previously withdrawn, are hereby overruled. The Disclosure Statement, as may be further modified pursuant to Paragraph 4 of this Order, is hereby approved, and found to contain "adequate information" within the meaning of section 1125(a) of the Bankruptcy Code. The Debtors and GMAC have resolved the GMAC Objection, for purposes of the approval of the Disclosure Statement, by inserting agreed language in Section 6.3.3 of the Disclosure Statement describing certain uncertainties and unresolved issues related to GMAC, the GMAC Factoring Agreement, and the collection of certain accounts receivable. The Debtors and GMAC have agreed that, to the extent the specific objections to language in the Plan set forth in the OMAC Objection have not been resolved by this Order, (a) GMAC may be heard on those objections at the Confirmation Hearing notwithstanding this Court's approval of the Disclosure Statement and entry of this Order and (b) the Debtors' right to respond thereto is hereby reserved. Prior to the commencement of solicitation, the Debtors are authorized to make additional correcting, conforming and finalizing changes to the Disclosure Statement and to the corresponding Plan. The Disclosure Statement in its final form shall be titled "Disclosure Statement Regarding First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc." and shall bear the date "July 17, 2007."

The Plan in its final form shall be titled "First Amended Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc., Debtors and Debtors in Possession" and shall also bear the date of "July 17, 2007." 5, This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order. Dated: Ju1y cl , 2007 Wilmington, Delaware THE HON LE CHRISTOPHER S. SONTCHI UNITED STATES BANKRUPTCY JUDGE